MGAM INVESTOR PRESENTATION September 2013 EXHIBIT 99.1

SAFE HARBOR STATEMENT In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. The words or phrases “believe”, “will”, “expect”, “continue”, "are confident that", "intend", "plan", "seek", "estimate", “project", "may", or the negative or other variations thereof, or comparable terminology, signify such forward-looking statements. All forward-looking statements reflect the current expectations and views of the Company. The preparation of this presentation and the forward-looking statements contained herein also require that the Company make estimates and assumptions regarding, among other items, target dates, operations, valuations, financial outlook, regulatory enforcement, technical compliance, and amounts of assets, liabilities, revenues, sales and expenses. Actual results in the Company’s performance may differ materially from the possible results expressed in or implied by such forward-looking statements, or from the current expectations, views, estimates, and assumptions. The Company’s ability to perform as contemplated in this presentation, including without limitation, its ability to enter into or remain in any new or existing jurisdictions or to sell new or existing products, is subject to numerous risks, such as, without limitation, customer concentration, competition from other suppliers, regulatory approvals, licensing requirements, intellectual property considerations, and other known and unknown circumstances. Those and other risks are described in the Company’s filings with the Securities and Exchange Commission, including without limitation, under “Risk Factors” in the Company’s reports on Form 10-K and Form 10-Q. Many of such risks cannot be predicted or quantified, or may be beyond the Company’s control. If any of these or other risks were to occur, the Company’s business and financial condition, including the trading price of its common stock, could be materially harmed. All forward-looking statements contained herein speak only to the facts and circumstances existing as of the date of this presentation. Except as required by applicable law, the Company does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, estimates, projections, dates, or risks, whether as a result of new information, future events, changed circumstances, or otherwise. This presentation may include non-GAAP financial measures to describe our operating performance, which we believe are useful in measuring and assessing the performance of our operations. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Reconciliations of these non-GAAP measures to comparable GAAP measures and other related information can be found in our recent SEC filings available in the Investor Relations section of our website at www.multimediagames.com. 2

MULTIMEDIA GAMES AT A GLANCE • Austin, Texas-based developer and provider of gaming devices and gaming systems to all regulated domestic markets • F2013 revenues to approach $190 million, up 20%+ y/y. - 70% of revenue from participation or recurring revenue agreements - 30% from game sales • Broad product acceptance across all markets • Peer-leading EBITDA margins near 50% for the LTM ended June 2013 • Peer-leading operating margins just over 28% for F13 • ROIC improving: nearing 20% LTM 6/30 compared to 11% for F2012 3 PRODUCT • Develop high performing, proprietary gaming products DISTRIBUTION • Expand addressable market to new customers in existing jurisdictions and new gaming jurisdictions VALUE CREATION • Drive leading returns with a balanced focus on growth, profitability and cash flow

MGAM Product 4

BUILDING ON OUR BASE

MULTIMEDIA GAMES



2008
2009
2010
2011
2012
2013
2014 forward
Stay Tuned
MPX
Premium Daily Fee Games
Class III Mechanical Reel Slots
Class III Video Slots
TournEvent
• Consistent, Focused R&D
• Differentiated, Innovation Model
Solid Base of Business
• Leadership in CII and Central Determination Games and Systems
• WA, OK, NY Lottery recurring revenues total $96mm over LTM and represent 53% of total revenues

Stabilizing The Core … Focusing Innovation … Entering New Markets … Competing On The Entire Slot Floor

5

CONSISTENT SPENDING, INCREASING YIELD • Focus: Increased focus on productive, profitable product categories and geographies - Funding winners, cutting off losers • Location: Unique grounding in Austin, TX provides a differentiated product development approach - Technology hub with an experienced, high quality workforce of engineers, programmers & designers • Breadth: The company increasingly competes across all areas of the slot floor with a goal of profitably penetrating all regulated domestic markets 6 $16 $13 $13 $13 $15 $17 $5 $3 $3 $5 $6 $8 $- $5 $10 $15 $20 $25 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 LTM 6/30/13 R&D Capitalized Labor R&D Expense and Capitalized Labor 15.6% 12.4% 13.7% 13.9% 13.8% 13.8% 33 13 19 28 41 47 - 10 20 30 40 50 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 LTM 6/30/13 Initial Slot Game Releases

TOURNEVENT® IS THE CATEGORY LEADER 7 18 26 31 47 60 83 99 117 137 170 188 0 40 80 120 160 200 Q1F11 Q2F11 Q3F11 Q4F11 Q1F12 Q2F12 Q3F12 Q4F12 Q1F13 Q2F13 Q3F13 TournEvent Installations • “Gotta have” slot product that’s been our Trojan horse • The only proven, dedicated tournament solution • Flexible, user-friendly system provides a more dynamic and interactive experience than tournament modules • Greater performance and efficiency with “in-revenue” and “out-of- revenue” tournament play • Each system installation includes, on average, 14-16 machines at $19K+ • Over 2,800 units in 188 locations • Represents 12% of LTM revenues • Ongoing brand building through the “National TournEvent of Champions®”

HIGH RISE GAME® SERIES 8 • MGAM’s first premium participation/daily fee product line with games featuring a customizable vertical 37’ LCD screen • Multiple titles MoneyBall®, Jackpot Factory®, One Red Cent Deluxe® and most recently, High Rollin’® • Combines video and traditional mechanical reel games in the bonus • Units in 119 casinos as of 6/30/13 • Prominent physical and visual presence drives competitive performance in any gaming market • Quarterly game releases keep content fresh

THE NEXT CHAPTER: MPX 9 Must-hit progressive jackpots Mystery expanding reels Mystery wild reels Interactive picking bonuses Great Features Powerful Titles 40” 1080p HD display Interactive sound chair 6.2 custom surround sound Game-controlled runway lighting Invasion™ 2 The Return

MAXIMUM PLAYER EXPERIENCE™ 10

MGAM Distribution 11

BROAD PRODUCT ACCEPTANCE • Products and technology can serve CIII, CII, and VLT markets • Entered 24 new markets and added nearly 210 new customers since the beginning of F2010 12 7 8 10 14 15 17 18 20 21 23 24 0 5 10 15 20 25 30 Q1F11 Q2F11 Q3F11 Q4F11 Q1F12 Q2F12 Q3F12 Q4F12 Q1F13 Q2F13 Q3F13 Total States with Unit Sales * The company continues to ramp up its access to the Nevada market since it generated initial sales late in F2Q13. • Estimated Q3F13 ship share of approximately 3-5% while addressing 70%-80% of the U.S. market*

MARKET SHARE IN TOP GAMING MARKETS 13 Market Stage Jurisdiction Estimated Units in State(1) MGAM Estimated Market Share Penetration Ramp Mature Oklahoma 64,786 13.0% Washington 28,007 12.7% Ramping California 68,341 2.1% Louisiana 40,276 1.3% Mississippi 36,032 1.3% Michigan 34,159 0.6% New York (2) 29,145 2.7% Early Entry Nevada 178,724 0.1% New Jersey 26,883 0.1% Pennsylvania 26,510 0.0% Indiana 21,963 1.0% Florida 19,462 1.5% Oregon 19,536 0.0% Wisconsin 17,997 2.0% Illinois 13,588 0.5% Prospective Other states 227,788 1.0% Total 853,197 2.2% (1) Source – American Gaming Association, “State of the States,” 2013 (2) New York Lottery unit counts include VLT’s at race tracks, which is a market the Company cannot serve Solid Recurring Base • Core markets of OK and WA provide a solid earnings base and leadership share Looking Forward • Continued penetration into early stage markets • Key new markets remain positioned for entry • Canada remains an untapped market Success Drivers • Continued regulatory approvals • Expanding breadth and success of product offering Consistent, Long-Term Progress

MORE ROOM TO RUN 14 TournEvent High Rise Standard MGAM 23% • Product presence in approximately 330 of the estimated 965 casinos in N.A. • Only 15% of our customers have TournEvent as their only MGAM product • 23% of our customers have all three of our major product lines • Growing library of available games facilitates installed based yield management opportunities and more product placements The Percentage of Casinos Fully Penetrated is Still Low 15%

MGAM Financial Performance 15

IMPROVING PERFORMANCE 16 79% 75% 72% 71% 21% 25% 28% 29% $0 $40 $80 $120 $160 $200 2010 2011 2012 2013E Revenues Game Ops Equipment, System & Other sales $128 $156 $189* $48 $55 $71 $95* $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013E EBITDA GROWING REVENUES AND GROWING PROFITABILITY $118 * Amounts equal mid-point of guidance. The revenue distribution percentages are the actuals for the LTM period ended 6/30/13.

GAMING OPERATIONS BUILDING ON A SOLID BASE 17 $60.4 $60.8 $62.7 $61.9 $7.8 $9.4 $15.6 $16.8 $24.6 $25.3 $33.7 $48.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 FY 2010 FY 2011 FY 2012 LTM 06/13 Gaming Operations Revenue (in millions) Oklahoma NY Lottery All other states $31.8 $45.4 $64.7 $79.9 $0.0 $20.0 $40.0 $60.0 $80.0 FY 2010 FY 2011 FY 2012 LTM 06/13 Gaming Operations Gross Profit (1) (in millions, except % Gross Margin) 34% 48% 58% 63% (1) Revenue less cost of goods sold less depreciation and amortization

GAMING OPS: COMBINING UNIT AND YIELD INCREASES Q1 Q2 Q3 Q4 F2011 $23.51 $24.67 $25.07 $25.20 F2012 $23.94 $27.24 $26.25 $26.42 F2013 $25.87 $28.13 $27.34 $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 Daily Win per Unit 8,672 12,163 6,000 8,000 10,000 12,000 Installed Participation Base 18 GROWING INSTALLED BASE + INCREASING WIN PER UNIT PER DAY

Q2F12 Q3F12 Q4F12 Q1F13 Q2F13 Q3F13 High Rise 11 97 198 318 505 713 0 100 200 300 400 500 600 700 800 U n it s Premium Game Placements* PREMIUM PARTICIPATION RAMPING QUICKLY • Entered the premium daily fee market in March 2012 with High Rise series • Recent or pending approvals in Nevada, NJ and PA • At $55 per day, every 30 premium games represents $0.01 per share after tax earnings • Current installed base represents ≈ $14.3M in annualized revenues • MPX premium series planned to launch in 2H FY2014 19 * Excludes Oklahoma placements

GROWING EQUIPMENT & SYSTEM SALES 20 $18.1 $23.2 $33.6 $39.2 $5.2 $7.7 $9.2 $12.4 $0 $10 $20 $30 $40 $50 $60 FY 2010 FY 2011 FY 2012 LTM 06/13 Equipment & Systems Revenue (in millions) Equipment Sales Systems & Licensing Sales $12.3 $16.3 $24.2 $29.3 $0 $10 $20 $30 FY 2010 FY 2011 FY 2012 LTM 06/13 Equipment & Systems Gross Profit (in millions) 53% 53% 57% 57% CONSISTENT GROWTH AND STRONG MARGINS

ROIC: FOUNDATION OF FISCAL DISCIPLINE 21 (16%) (7%) 3% 11% 19% (20%) (10%) 0% 10% 20% 2009 2010 2011 2012 LTM 6/30 Return on Invested Capital ROIC performance from our strategic focus • Highest level in 10 years • Invested > $200 million since 2010 • ROIC increased to near 20% TTM ROIC Drivers • Focused game development • New market licensing activities • Disciplined capital allocation leading to profitable growth • Investing in the winners, Divesting the losers • ROIC remains a key benchmark in growth decisions ROIC = EBIT adjusted for income taxes / Invested Capital (Total Assets less non- interest bearing current liabilities and cash in excess of [$15]mm)

CAPITAL ALLOCATION IS ROIC BASED 22 Fund Growth Return to Stakeholders Organic Growth • New product development • Expansion of game library • Expansion of distribution Strategic Outlays • Disciplined financial metrics • Product diversification • Geographic diversification Debt Repayment Share Repurchase/ Dividends • Net cash of $62.0M at 6/30/13 • No near-term need to de-lever the balance sheet further • $35 million available as of 6/30/13 • Long term approach • Repurchased $17M FY11-6/30/13

INVESTMENT CONSIDERATIONS 23 Building on a solid, stable base • Recurring revenues represent 71% of total revenues in Q3F13 • Significant portion of long-term contracts recently renewed • Minimal to no revenues in several large jurisdictions Delivering on key financial metrics • Growing product momentum in all categories • Underpenetrated in existing markets • ≈ 3% U.S. market share • 3-5% current ship share • Expect to grow EPS by ~53%-57% in F2013 to $1.07-$1.10 on a pro- forma adjusted basis* Management with a strong record • Significant operating leverage • High conversion of revenue to free cash flow • Net cash position consistently increasing; strong balance sheet • Low leverage, with total debt < 0.5x TTM EBITDA Foundation Growth Execution * See reconciliation in Appendix of this presentation

MGAM Questions & Answers 24

MGAM Appendix 25

CURRENT FISCAL YEAR GUIDANCE Comparison of Fiscal 2013 Guidance to Fiscal 2012 Results (in millions, except units and per-share) Twelve Months Ended September 30, 2013 Guidance (1) 2012 Revenue $187.7 - $190.3 $156.2 EBITDA $95.1 - $96.0 $71.1 Adjusted, pro-forma EPS (2) $1.07 - $1.10 $0.70 26 Notes 1) Represents Company guidance for fiscal 2013 as provided July 30, 2013, with forecasted net income and diluted EPS ranges reflecting expected full year tax rate of 36%-37%. 2) Adjusted, pro-forma diluted earnings per share for the twelve month period ended September 30, 2012, reflects the following adjustments: (i) a tax expense rate of 37.0%, which results in a $0.41 per diluted share reduction from reported results, and, (ii) the Company’s estimated $0.15 benefit to fully diluted earnings per share related to the change in depreciable lives of its gaming operations equipment (see reconciliation table on slide 25 of this presentation).

F2013 GUIDANCE RECONCILIATION Adjusted, Pro-Forma Diluted EPS Reconciliation for Fiscal 2013 and Fiscal 2012 Fiscal 2012 Revised Fiscal 2013 Guidance Low High As reported $0.96 Pro-forma at 37.0% tax rate (0.41) Impact of depreciation change, net of tax 0.15 Adjusted, Pro-forma EPS $0.70 $1.07 $1.10 27